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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 14, 2008

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                         WATTS WATER TECHNOLOGIES, INC.
             (Exact Name of Registrant as Specified in its Charter)


          DELAWARE                   001-11499                04-2916536
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(State or Other Jurisdiction   (Commission File Number)      (IRS Employer
      of Incorporation)                                   Identification No.)

             815 Chestnut Street, North Andover, Massachusetts 01845
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               (Address of Principal Executive Offices) (Zip Code)

                                 (978) 688-1811
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              (Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 5.02 - Departure of Directors or Certain Officers; Election of Directors;
            Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 14, 2008, Paul A. Lacourciere, the Executive Vice President of Manufacturing of Watts Water Technologies, Inc. (the "Registrant"), resigned as an employee of the Registrant effective as of February 29, 2008.

Mr. Lacourciere's responsibilities have been assumed by Michael P. Flanders. Mr. Flanders joined the Registrant in October 2007 as Executive Vice President of Manufacturing Operations, North America and Asia. From August 2005 to July 2007, he served as President and Chief Operating Officer of Aavid Thermalloy, LLC, an international manufacturing company providing thermal management solutions to the computer and electronics industries. From July 2003 to April 2005, he was Vice President and General Manager of Waukesha Bearings Corporation, a manufacturer of hydrodynamic and active magnetic bearings and a subsidiary of Dover Corporation. From November 1998 to July 2003, he was General Manager of the LCN Division of Ingersoll-Rand Company Limited, which manufactured mechanical and electronic door control products.
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          WATTS WATER TECHNOLOGIES, INC.


Date: February 19, 2008                   By: /s/ Patrick S. O'Keefe
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                                              Patrick S. O'Keefe
                                              Chief Executive Officer